Exhibit 10.10

SECOND AMENDMENT TO PROMISSORY NOTE

This Second Amendment (the “Second Amendment”) to that certain Promissory Note, dated as of July 8, 2021 (the “Note”) by and among AEI CapForce II Investment Corp, a Cayman Islands exempted company (the “Maker”), and AEI Capital SPAC Venture II LLC (the “Payee”), which was amended by Maker and Payee on September 30, 2021 (the “Amendment”), is hereby further amended effective as of December 31, 2022 by the Maker and the Payee.

RECITALS

WHEREAS, the Maker and the Payee desire to enter into this Second Amendment to the terms of the Amendment to the Note, as set forth below; and

WHEREAS, pursuant to the first Amendment to the Note, the Note is scheduled to mature on the earlier of: (i) December 31, 2022, or (ii) the date on which Maker consummates an Initial Public Offering of its securities; and

WHEREAS, Maker and Payee have agreed to make this Second Amendment to the Note; and

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Maker and the Payee; and

WHEREAS, all capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Note. The first sentence of Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

“Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (a) December 31, 2023, and (b) the date on which Maker consummates an Initial Public Offering of its securities.”

2. No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

MAKER:

AEI CAPFORCE II INVESTMENT CORP

By:	/s/ John Tan
Name:	John Tan
Title:	Chief Executive Officer

AEI CAPITAL SPAC VENTURE II LLC

By:	/s/ John Tan
Name:	John Tan
Title:	Manager